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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21238

PIMCO Corporate Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2011

Date of reporting period:	November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

PIMCO Corporate Opportunity Fund

Contents

Letter to Shareholders	2–3

Fund Insights/Performance & Statistics	4–6

Schedule of Investments	7–17

Statement of Assets and Liabilities	18

Statement of Operations	19

Statement of Changes in Net Assets	20

Statement of Cash Flows	21

Notes to Financial Statements	22–40

Financial Highlights	41

Report of Independent Registered Public Accounting Firm	42

Tax Information/Annual Shareholder Meeting Results/ Changes to Board of Trustees/Changes in Investment Policy	43

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements/ Proxy Voting Policies & Procedures	44–46

Privacy Policy	47

Dividend Reinvestment Plan	48-49

Board of Trustees	50-51

Fund Officers	52

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 1

Dear Shareholder,

The U.S. economy expanded steadily, albeit modestly, throughout the twelve-month fiscal period ended November 30, 2011. Growth occurred despite a steady stream of geopolitical turmoil and uncertainty both around the world and, to some degree, in the United States. This sparked extraordinary market volatility for much of the fiscal period. Despite this, U.S. corporations ended the reporting period in strong financial shape.

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Twelve Months in Review

For the twelve-month period ended November 30, 2011, PIMCO Corporate Opportunity Fund declined 0.68% on net asset value but rose 9.24% on market price.

The fiscal period began with U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, rising at an annual rate of 2.3%. This slowed to a 0.4% annual rate between January and March 2011, a period marked by Mideast turmoil and a nuclear disaster in Japan. GDP, however, picked up to 1.3% between April and June and to a 1.8% annualized rate between July and September 2011.

Key economic indicators reflected this anemic growth. Unemployment remained around 9.0% for much of the fiscal year, though it fell to 8.7% during November 2011. Housing prices weakened on a macro basis and stand at their lowest levels since the first quarter of 2003.

This ongoing weakness prompted the Federal Reserve (“the Fed”) to reveal that it would maintain its key federal funds rate, the interest rate at which depository institutions lend balances to each other overnight, in the 0.0% to 0.25% range “at least through mid-2013.” The rate has remained at that level since December 2008. The Fed also launched a third major attempt to stimulate the economy. This latest effort, called “Operation Twist,” involves the sale of $400 billion in short-term U.S. debt and the purchase of a similar amount of longer-term debt. The Fed indicated that one of its objectives was to bring down mortgage rates, already at their lowest levels in decades, in an attempt to boost the housing market. The Fed also warned of “significant downside risks to the economic outlook, including strains in global financial markets.”

The largest such strain is the deepening sovereign debt crisis in the European Union (“E.U.”). Another strain was created here at home, when

2 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

Standard & Poor’s downgraded the U.S. government’s long-term credit rating, from AAA to AA+. S&P indicated it was concerned that Congress and the White House would not be able to solve the nation’s deepening fiscal problems. This concern was validated by the subsequent failure of a Congressional “super committee” to agree on $1.2 trillion in spending cuts.

Despite this economic uncertainty, U.S. companies thrived during the fiscal period. According to the Fed, corporations have amassed $2 trillion in cash, equal to approximately 7% of corporate assets, the highest such level since 1963. Many companies have also taken advantage of record low borrowing costs to refinance existing debt at very reasonable rates.

Outlook

Although healing, the U.S. economy does not operate in a vacuum. The debt crisis in the E.U., America’s largest trading partner, has created uncertainty. The same can be said of America’s fiscal crisis. U.S. government debt has surpassed $15 trillion, and other than blame one another, elected officials have done little about it. These two issues alone are cause for concern as we begin the New Year.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 3

PIMCO Corporate Opportunity Fund Fund Insights

November 30, 2011 (unaudited)

For the fiscal year ended November 30, 2011, PIMCO Corporate Opportunity Fund returned -0.68% on net asset value (“NAV”) and 9.24% on market price.

While the overall U.S. fixed income market, as measured by the Barclays Capital U.S. Aggregate Index, generated a positive return during the reporting period, there were periods of heightened volatility due to shifting expectations for the economy and periodic flights to quality. Early in the period, expectations for the U.S. economy improved and inflationary concerns emerged. Despite a number of geopolitical challenges, the ongoing European sovereign debt crisis and the devastating earthquake in Japan, most spread sectors (non-U.S. Treasuries) outperformed equal-duration Treasuries during the first half of the reporting period. However, in the second half of the period, the economy decelerated and investor risk appetite was often replaced with risk aversion. Further impacting investor sentiment were an escalation of the European sovereign-debt crisis and the downgrade of U.S. government securities. Against this backdrop, Treasury yields moved lower and most spread sectors lagged equal-duration Treasuries. All told, during the 12 months ended November 30, 2011, both short and long-term Treasury yields declined and the yield curve flattened.

Despite a setback when investor risk aversion increased in the third quarter of 2011, the U.S. corporate bond market posted a positive return during the reporting period. Supporting corporate bond prices were generally strong corporate profits, strengthening corporate balance sheets and overall solid demand from investors seeking to generate incremental yield in the low interest rate environment. In addition, corporate default rates, which had moved sharply higher during the credit crisis, continued to decline during the 12 months ended November 30, 2011.

Compared to the 5.52% return for the overall U.S. fixed income market, high yield and investment grade bonds returned 4.12% and 5.21%, respectively (as measured by the Barclays Capital U.S. High Yield and Barclays Capital U.S. Credit Indices) for the 12-month reporting period.

4 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Fund Insights

November 30, 2011 (unaudited) (continued)

Within the investment grade market, lower rated corporate bonds generally outperformed their higher rated counterparts. For example, AAA-, AA-, A- and BBB-rated issues returned 4.01%, 5.02%, 5.07% and 5.80%, respectively, during the 12 months ended November 30, 2011. In contrast, within the high yield market, higher rated bonds generally outperformed lower rated bonds, as BB-rated issues returned 5.44%, versus 4.48% for B-rated names.

Sector and duration positioning drive results

The Fund generated a slightly negative total return on a NAV basis during the reporting period. An overweighting to the banking sector was negative for performance as these issues underperformed the market during the fiscal year. An emphasis on life insurance was not rewarded, as these issues underperformed the market. An underweighting to consumer cyclicals hindered results as this sector outperformed the Fund’s duration positioning and adversely impacted performance. The Fund had a shorter duration relative to the market for most of the reporting period, which was a negative as rates trended lower during the fiscal year.

On the upside, an underweighting to telecommunications was beneficial as this sector underperformed. An overweighting to energy companies was positive for results as this sector outperformed the market during the reporting period.

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 5

PIMCO Corporate Opportunity Fund
Performance & Statistics

November 30, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	9.24%	-0.68%
5 Year	12.60%	11.27%
Commencement of Operations (12/27/02) to 11/30/11	13.83%	12.76%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/27/02) to 11/30/11	Market Price	$16.78
Market Price NAV	NAV	$14.22
	Premium to NAV	18.00%
	Market Price Yield(2)	8.22%
	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per common share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at November 30, 2011.

6 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2011

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 51.5%
Airlines – 2.5%
$2,816	American Airlines Pass Through Trust, 10.375%, 1/2/21 (e) (h)	$2,844,010
	Continental Airlines,
2,411	6.703%, 12/15/22 (h)	2,447,345
698	7.373%, 6/15/17	681,438
	Continental Airlines Pass Through Trust,
909	6.545%, 8/2/20	941,592
7,546	7.707%, 10/2/22 (h)	7,781,155
1,491	9.798%, 10/1/22	1,520,858
15,911	Northwest Airlines, Inc., 7.15%, 4/1/21, (MBIA)	15,512,829
	United Air Lines Pass Through Trust,
2,661	7.336%, 1/2/21 (a) (b) (d) (i) (acquisition cost-$2,661,473; purchased 6/19/07)	2,395,326
4,607	10.40%, 5/1/18 (h)	5,021,780
		39,146,333
Banking – 5.5%
4,800	AgFirst Farm Credit Bank, 7.30%, 12/30/11 (a) (b) (d) (f) (i) (acquisition cost-$3,808,000; purchased 2/26/10-3/2/10)	4,846,109
300	BankAmerica Capital II, 8.00%, 12/15/26	280,500
	Barclays Bank PLC,
14,480	10.179%, 6/12/21 (a) (d) (h)	14,609,306
£4,300	14.00%, 6/15/19 (f)	7,184,915
€2,800	BPCE S.A., 9.25%, 4/22/15 (f)	2,398,504
$22,050	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a) (d) (f) (h)	25,590,194
4,000	HBOS PLC, 6.75%, 5/21/18 (a) (d) (h)	3,196,328
2,000	HSBC Capital Funding L.P., 10.176%, 6/30/30 (f)	2,440,000
€8,500	Intesa Sanpaolo SpA, 8.375%, 10/14/19 (f)	6,795,760
	Regions Financial Corp.,
$3,600	7.375%, 12/10/37	2,979,000
6,600	7.75%, 11/10/14 (h)	6,748,500
£1,100	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (f)	1,458,293
£3,000	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19, (converts to FRN on 9/27/14)	3,952,170
$3,500	State Street Capital Trust III, 5.337%, 12/30/11 (f)	3,411,905
		85,891,484
Building & Construction – 0.3%
2,000	Desarrolladora Homex SAB De C.V., 9.50%, 12/11/19 (a) (d)	2,000,000
3,300	Macmillan Bloedel Pembroke L.P., 7.70%, 2/15/26	3,355,054
		5,355,054
Consumer Products – 0.2%
3,100	Reynolds Group Issuer, Inc., 9.00%, 4/15/19 (a) (d)	2,805,500
Financial Services – 29.0%
	Ally Financial, Inc.,
250	5.70%, 6/15/13	243,983
20	5.70%, 10/15/13	19,413

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 7

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2011 (continued)

Principal Amount (000s)		Value
Financial Services (continued)
$344	5.70%, 12/15/13	$331,651
189	5.85%, 6/15/13	184,854
502	5.90%, 12/15/13	485,833
259	5.90%, 1/15/19	223,392
35	6.00%, 7/15/13	34,269
638	6.00%, 11/15/13	622,140
130	6.00%, 2/15/19	112,658
4,534	6.00%, 3/15/19	3,922,662
364	6.00%, 4/15/19	314,297
796	6.00%, 9/15/19	683,683
56	6.05%, 8/15/19	48,314
122	6.10%, 5/15/13	119,869
10	6.10%, 9/15/19	8,659
520	6.15%, 9/15/13	509,343
60	6.15%, 11/15/13	58,669
226	6.15%, 12/15/13	219,764
62	6.15%, 8/15/19	53,836
13	6.15%, 10/15/19	11,262
330	6.20%, 11/15/13	322,971
445	6.20%, 3/15/16	407,204
695	6.20%, 4/15/19	608,233
357	6.25%, 3/15/13	352,061
78	6.25%, 7/15/13	76,661
395	6.25%, 10/15/13	387,237
356	6.25%, 11/15/13	348,734
1,141	6.25%, 2/15/16	1,047,637
997	6.25%, 12/15/18	874,566
985	6.25%, 4/15/19	863,288
1,066	6.25%, 5/15/19	933,208
605	6.30%, 10/15/13	593,627
237	6.30%, 11/15/13	232,485
379	6.30%, 3/15/16	348,141
258	6.35%, 5/15/13	254,339
1,140	6.35%, 4/15/16	1,047,756
327	6.35%, 10/15/16	299,905
1,260	6.35%, 4/15/19	1,112,875
66	6.35%, 7/15/19	58,107
54	6.375%, 8/1/13	53,146
240	6.40%, 3/15/16	221,302
108	6.40%, 12/15/18	95,578
639	6.50%, 5/15/13	631,279
40	6.50%, 8/15/13	39,435
225	6.50%, 11/15/13	220,420
329	6.50%, 2/15/16	304,922
764	6.50%, 9/15/16	702,322
1,060	6.50%, 6/15/18	917,235
10	6.50%, 11/15/18	8,879
50	6.50%, 12/15/18	44,467
135	6.50%, 2/15/20	119,066
139	6.55%, 10/15/16	126,754
381	6.60%, 5/15/18	334,938
116	6.60%, 6/15/19	103,834
1,060	6.65%, 6/15/18	955,346

8 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2011 (continued)

Principal Amount (000s)		Value
Financial Services (continued)
$274	6.65%, 2/18/20	$243,928
30	6.70%, 5/15/14	29,281
105	6.70%, 6/15/14	103,332
55	6.70%, 8/15/16	51,027
272	6.70%, 6/15/18	244,576
32	6.70%, 6/15/19	28,819
292	6.75%, 7/15/16	271,637
161	6.75%, 8/15/16	150,325
50	6.75%, 11/15/16	46,207
45	6.75%, 6/15/17	41,743
185	6.75%, 3/15/18	166,796
60	6.75%, 7/15/18	54,312
5	6.75%, 9/15/18	4,515
73	6.75%, 10/15/18	65,767
686	6.75%, 5/15/19	619,420
130	6.75%, 6/15/19	117,433
403	6.80%, 2/15/13	400,256
20	6.80%, 10/15/18	18,091
740	6.85%, 4/15/16	693,334
420	6.875%, 4/15/13	417,179
109	6.90%, 6/15/17	101,924
80	6.90%, 8/15/18	72,937
87	6.95%, 6/15/17	80,781
693	7.00%, 12/15/12	693,964
285	7.00%, 8/15/13	283,203
75	7.00%, 7/15/16	70,471
19	7.00%, 1/15/17	17,500
120	7.00%, 6/15/17	111,881
573	7.00%, 2/15/18	523,379
749	7.00%, 3/15/18	694,232
1,286	7.00%, 5/15/18	1,167,864
96	7.00%, 8/15/18	87,996
635	7.00%, 2/15/21	558,872
1,743	7.00%, 9/15/21	1,518,564
411	7.00%, 6/15/22	357,944
417	7.00%, 11/15/23	358,998
2,181	7.00%, 11/15/24	1,860,879
408	7.05%, 3/15/18	376,329
832	7.05%, 4/15/18	749,942
3,495	7.10%, 1/15/13	3,483,875
385	7.125%, 12/15/12	384,483
2,784	7.125%, 10/15/17	2,589,206
15	7.15%, 9/15/18	13,846
2,858	7.20%, 10/15/17	2,666,998
387	7.25%, 12/15/12	386,951
45	7.25%, 6/15/16	42,741
9,609	7.25%, 9/15/17	8,964,303
597	7.25%, 4/15/18	552,017
215	7.25%, 9/15/18	199,545
601	7.25%, 2/15/25	524,994
161	7.25%, 3/15/25	140,404
85	7.30%, 12/15/17	79,273
3,001	7.30%, 1/15/18	2,777,185

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 9

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2011 (continued)

Principal Amount (000s)		Value
Financial Services (continued)
$485	7.375%, 11/15/16	$478,611
427	7.375%, 4/15/18	397,748
188	7.50%, 6/15/16	180,295
3,455	7.50%, 8/15/17	3,204,975
1,852	7.50%, 11/15/17	1,734,025
1,009	7.50%, 12/15/17	951,780
429	7.50%, 3/15/25	381,843
826	7.55%, 5/15/16	794,130
658	7.75%, 10/15/17	619,413
889	8.00%, 10/15/17	856,438
291	8.00%, 11/15/17	281,518
705	8.125%, 11/15/17	685,844
5	8.20%, 3/15/17	4,959
50	8.50%, 8/15/15	49,354
43	9.00%, 7/15/15	43,004
50	9.00%, 7/15/20	49,217
11,300	BAC Capital Trust XIV, 5.63%, 3/15/12 (f) (h)	6,994,700
	BNP Paribas S.A.,
7,000	7.195%, 6/25/37 (a) (d) (f) (h)	4,760,000
€2,500	7.781%, 7/2/18 (f)	2,469,048
$3,900	C10 Capital SPV Ltd., 6.722%, 12/31/16 (f)	1,905,150
3,400	Capital One Bank USA N.A., 8.80%, 7/15/19 (h)	3,962,102
2,000	Capital One Capital V, 10.25%, 8/15/39	2,087,500
6,300	Capital One Capital VI, 8.875%, 5/15/40 (h)	6,365,822
	CIT Group, Inc.,
565	7.00%, 5/1/15	565,847
942	7.00%, 5/1/16	933,189
1,319	7.00%, 5/1/17	1,307,125
	Citigroup, Inc.,
€300	4.75%, 2/10/19, (converts to FRN on 2/10/14)	313,099
€3,000	6.393%, 3/6/23	3,905,671
	Credit Agricole S.A.,
$9,600	6.637%, 5/31/17 (a) (d) (f) (h)	5,184,000
€4,000	7.875%, 10/26/19 (f)	3,816,107
$49,500	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	55,764,819
	General Electric Capital Corp.,
13,400	6.375%, 11/15/67, (converts to FRN on 11/15/17) (h)	12,956,125
£1,100	6.50%, 9/15/67, (converts to FRN on 9/15/17) (a) (d)	1,466,922
$10,000	Glen Meadow Pass Through Trust, 6.505%, 2/12/67, (converts to FRN on 2/15/17) (a) (d) (h)	7,387,500
	Goldman Sachs Group, Inc.,
6,000	6.45%, 5/1/36 (h)	5,257,722
7,209	6.75%, 10/1/37 (h)	6,431,726
	International Lease Finance Corp.,
3,500	5.65%, 6/1/14	3,307,500
2,000	8.625%, 9/15/15	2,002,500
19,000	JPMorgan Chase & Co., 7.90%, 4/30/18 (f) (h)	20,165,004
	LBG Capital No.1 PLC,
€1,500	7.375%, 3/12/20	1,370,574
£1,300	7.588%, 5/12/20	1,407,304
£900	7.867%, 12/17/19	1,003,916
£2,439	7.869%, 8/25/20	2,678,584
$12,300	7.875%, 11/1/20 (a) (d)	9,471,000

10 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2011 (continued)

Principal Amount (000s)		Value
Financial Services (continued)
$12,600	8.00%, 6/15/20 (a) (d) (f)	$8,946,000
16,040	8.50%, 12/17/21 (a) (d) (f)	11,163,840
£5,000	11.04%, 3/19/20	6,710,972
	LBG Capital No.2 PLC,
€900	8.875%, 2/7/20	949,324
£400	9.125%, 7/15/20	451,843
£2,470	9.334%, 2/7/20	2,887,013
£400	12.75%, 8/10/20	583,631
£650	14.50%, 1/30/22	1,029,983
£5,000	15.00%, 12/21/19	8,119,061
€7,800	15.00%, 12/21/19	10,900,091
	Lehman Brothers Holdings, Inc. (e),
$10,000	5.50%, 4/4/16	2,625,000
20,000	6.875%, 5/2/18	5,450,000
£2,450	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (f)	3,574,740
$6,900	National City Preferred Capital Trust I, 12.00%, 12/10/12 (f) (h)	7,194,706
10,500	NSG Holdings LLC, 7.75%, 12/15/25 (a) (d) (h)	10,447,500
1,000	PNC Financial Services Group, Inc., 6.75%, 8/1/21 (f)	974,467
5,400	PNC Preferred Funding Trust I, 6.517%, 3/15/12 (a) (d) (f)	3,949,171
3,350	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (f) (h)	2,227,750
	SLM Corp.,
5,000	5.00%, 4/15/15 (h)	4,767,140
5,000	5.625%, 8/1/33 (h)	3,751,825
12,200	8.00%, 3/25/20 (h)	11,956,000
17,600	8.45%, 6/15/18 (h)	17,559,872
	Societe Generale S.A.,
€12,000	7.756%, 5/22/13 (f)	9,432,771
€5,850	9.375%, 9/4/19 (f)	5,738,269
	Springleaf Finance Corp.,
€7,248	3.25%, 1/16/13	8,537,306
$4,300	5.40%, 12/1/15	2,956,250
8,500	6.50%, 9/15/17 (h)	5,620,625
12,500	6.90%, 12/15/17	8,468,750
1,800	USB Capital IX, 3.50%, 12/30/11 (f) (h)	1,267,668
7,000	Wachovia Capital Trust III, 5.570%, 12/30/11 (f) (h)	5,941,250
€5,900	Wachovia Corp., 1.614%, 2/13/14, FRN	7,623,993
$25,000	Wells Fargo & Co., 7.98%, 3/15/18 (f)	26,625,000
		453,903,489
Hotels/Gaming – 0.7%
	MGM Resorts International,
1,300	10.375%, 5/15/14	1,462,500
1,950	11.125%, 11/15/17	2,191,313
7,558	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (d)	8,089,766
		11,743,579
Insurance – 8.9%
29,000	American General Institutional Capital A, 7.57%, 12/1/45 (a) (d)	27,115,000
	American International Group, Inc.,
1,500	6.25%, 3/15/87 (h)	1,110,000
£23,522	6.765%, 11/15/17 (a) (b) (d) (i) (acquisition cost-$35,743,052; purchased 12/2/08-1/19/11)	36,705,948
MXN 130,000	7.98%, 6/15/17	8,962,465
$7,900	8.175%, 5/15/68, (converts to FRN on 5/15/38) (h)	7,001,375

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 11

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2011 (continued)

Principal Amount (000s)		Value
Insurance (continued)
£5,250	8.625%, 5/22/68, (converts to FRN on 5/22/18)	$6,836,484
16,250	8.625%, 5/22/68, (converts to FRN on 5/22/18) (a) (d)	21,160,547
$6,100	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a) (d) (f) (h)	6,141,523
5,400	Genworth Financial, Inc., 8.625%, 12/15/16 (h)	5,501,417
13,200	MetLife Capital Trust X, 9.25%, 4/8/68, (converts to FRN on 4/8/38) (a) (d) (h)	14,800,500
3,200	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d) (h)	3,806,570
		139,141,829
Oil & Gas – 1.0%
14,160	Anadarko Petroleum Corp., 7.00%, 11/15/27	15,994,060
Telecommunications – 1.9%
3,300	CenturyLink, Inc., 6.00%, 4/1/17	3,330,881
15,730	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30 (h)	16,367,976
1,350	Sprint Nextel Corp., 9.25%, 4/15/22	1,323,000
€8,700	Wind Acquisition Finance S.A., 11.75%, 7/15/17	9,469,050
		30,490,907
Transportation – 0.1%
$1,268	Federal Express Corp. Pass Through Trust, 7.65%, 1/15/14 (h)	1,279,120
Utilities – 1.4%
5,000	AES Red Oak LLC, 9.20%, 11/30/29	5,100,000
10,105	Ameren Energy Generating Co., 7.95%, 6/1/32 (h)	9,852,880
1,720	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (d) (h)	1,805,722
4,200	Dynegy Roseton, 7.67%, 11/8/16 (e)	2,541,000
2,100	PPL Capital Funding, Inc., 6.70%, 3/30/67, (converts to FRN on 3/30/17)	2,028,722
		21,328,324
Total Corporate Bonds & Notes (cost-$836,638,113)		807,079,679

MUNICIPAL BONDS – 18.8%
California – 15.2%
37,300	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	43,657,785
	Alameda Corridor Transportation Auth. Rev., Ser. B (AMBAC),
1,500	zero coupon, 10/1/31	275,220
1,500	zero coupon, 10/1/32	250,140
1,500	zero coupon, 10/1/33	227,130
25,000	Bay Area Toll Auth. Rev., 7.043%, 4/1/50, Ser. S-1	32,374,750
3,000	Fresno Cnty. Rev., zero coupon, 8/15/25, Ser. A (FGIC-NPFGC)	1,319,250
3,000	Inglewood Rev., zero coupon, 9/1/35, Ser. B (AMBAC)	534,540
3,400	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	3,672,986
31,400	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	38,167,642
6,480	Los Angeles Community Redev. Agcy., Tax Allocation, 6.02%, 9/1/21, Ser. L (NPFGC)	6,202,202
3,425	Riverside Cnty. Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	3,470,690
24,500	Riverside Electric Rev., 7.605%, 10/1/40	32,253,760
4,820	San Bernardino Cnty. Redev. Agcy., Tax Allocation, 8.40%, 9/1/40, Ser. A	5,045,142
21,545	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	22,145,675
4,365	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	1,537,702
1,745	San Marcos Unified School Dist., GO, zero coupon, 8/1/29	610,261

12 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2011 (continued)

Principal Amount (000s)		Value
California (continued)
	State, GO,
$10,500	7.625%, 3/1/40	$12,577,425
2,500	7.95%, 3/1/36	2,799,125
28,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	30,894,285
		238,015,710
Colorado – 0.2%
2,000	Denver Public Schools, CP, 7.017%, 12/15/37, Ser. B	2,498,860
District of Columbia – 1.0%
15,000	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	16,142,250
Louisiana – 0.0%
700	New Orleans, Public Improvements, GO, 8.80%, 12/1/39, Ser. A	773,402
New Jersey – 0.8%
	Economic Dev. Auth. Rev., Ser. B (AGM),
3,000	zero coupon, 2/15/22	1,718,610
22,540	zero coupon, 2/15/24	11,118,306
		12,836,916
Ohio – 0.4%
5,000	American Municipal Power-Ohio, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	6,826,300
Pennsylvania – 0.2%
	Philadelphia Auth. for Industrial Dev. Rev., Ser. B (AMBAC),
3,000	zero coupon, 4/15/24	1,181,820
3,800	zero coupon, 4/15/26	1,250,694
		2,432,514
Texas – 1.0%
7,700	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	8,561,784
6,075	State Public Finance Auth. Charter School Finance Corp. Rev., 8.125%, 2/15/27	6,460,944
		15,022,728
Total Municipal Bonds (cost-$257,031,828)		294,548,680
MORTGAGE-BACKED SECURITIES – 12.6%
2,427	American Home Mortgage Assets, 0.487%, 9/25/46, CMO, FRN	263,298
679	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	488,862
14,700	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	11,099,992
	BCAP LLC Trust, CMO, VRN (a) (d),
4,502	5.511%, 7/26/37	361,383
4,779	5.699%, 3/26/37	368,014
5,325	10.329%, 6/26/36	612,359
1,376	Bear Stearns Alt-A Trust, 2.833%, 11/25/36, CMO, VRN	672,137
	Chase Mortgage Finance Corp., CMO,
7,193	2.507%, 3/25/37, FRN	5,204,382
134	2.771%, 12/25/35, FRN	129,278
6,400	6.00%, 2/25/37	4,904,099
6,000	6.00%, 7/25/37	4,844,787
7,073	Citicorp Mortgage Securities, Inc., 6.00%, 6/25/36, CMO	6,319,980
	Countrywide Alternative Loan Trust, CMO,
91	5.25%, 5/25/21	78,547

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 13

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2011 (continued)

Principal Amount (000s)		Value
$522	5.50%, 3/25/36	$340,841
2,291	6.50%, 8/25/36	1,173,262
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
6,041	5.50%, 10/25/35	5,637,878
5,854	5.75%, 3/25/37	4,691,812
5,048	5.75%, 6/25/37	4,298,636
2,747	6.00%, 4/25/36	2,297,401
592	6.00%, 5/25/36	476,569
3,500	6.00%, 2/25/37	2,750,758
9,369	6.00%, 3/25/37	7,454,104
1,215	6.00%, 4/25/37	1,048,528
	Credit Suisse Mortgage Capital Certificates, CMO,
3,259	6.00%, 2/25/37	2,539,288
7,696	6.00%, 6/25/37	6,576,075
	GSR Mortgage Loan Trust, CMO,
8,791	2.772%, 3/25/37, VRN	4,871,956
1,399	5.50%, 5/25/36	1,120,730
31,072	6.00%, 2/25/36	27,147,600
	JPMorgan Mortgage Trust, CMO,
9,143	5.00%, 3/25/37	6,856,590
291	5.277%, 10/25/35, VRN	262,604
4,211	5.468%, 1/25/37, VRN	3,024,153
3,865	5.630%, 6/25/36, VRN	3,133,709
1,646	6.00%, 8/25/37	1,373,648
	RBSSP Resecuritization Trust, CMO, FRN (a) (d),
3,609	0.465%, 10/27/36	97,473
8,000	0.485%, 8/27/37	130,999
	Residential Accredit Loans, Inc., CMO, FRN,
415	0.437%, 6/25/46	125,390
2,771	0.487%, 5/25/37	563,182
	Residential Asset Securitization Trust, CMO,
1,077	5.75%, 2/25/36	704,546
2,011	6.00%, 9/25/36	1,060,689
	Residential Funding Mortgage Securities I, CMO,
10,640	6.00%, 1/25/37	8,924,970
6,024	6.25%, 8/25/36	4,725,252
394	Structured Asset Mortgage Investments, Inc., 0.377%, 8/25/36, CMO, FRN	192,018
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
3,086	5.515%, 4/25/37	2,134,511
2,387	5.801%, 2/25/37	1,526,311
	WaMu Mortgage Pass Through Certificates, CMO,
6,166	5.075%, 6/25/37, FRN	4,139,147
1,283	5.079%, 12/25/36, FRN	832,294
2,433	5.282%, 7/25/37, VRN	1,339,681
4,000	5.485%, 2/25/37, FRN	3,081,720
1,461	5.836%, 9/25/36, VRN	987,393
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO, FRN,
2,957	0.978%, 4/25/47	431,162
2,828	1.058%, 5/25/47	536,970
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
8,116	2.571%, 10/25/36, FRN	5,903,960
1,223	2.706%, 4/25/36, VRN	927,417

14 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2011 (continued)

Principal Amount (000s)		Value
$14,829	2.734%, 7/25/36, FRN	$10,350,616
2,781	2.739%, 7/25/36, FRN	2,060,556
3,400	6.00%, 7/25/37	3,208,243
22,000	6.00%, 8/25/37	19,913,630
Total Mortgage-Backed Securities (cost-$200,125,972)		196,321,390

Shares
PREFERRED STOCK – 4.8%
Banking – 1.9%
298,700	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (f) (i) (acquisition cost-$16,727,200; purchased 8/23/10-2/1/11)	15,635,093
12,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f)	13,800,000
		29,435,093
Financial Services – 2.9%
7,000	Ally Financial, Inc., 7.00%, 12/31/11 (a) (d) (f)	4,904,375
570,000	Citigroup Capital XIII, 7.875%, 10/30/15 (f) (j)	14,631,900
1,024,000	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (f) (j)	19,612,160
100	Union Planters Preferred Funding Corp., 7.75%, 7/15/23 (a) (b) (d) (f) (i) (acquisition cost-$8,762,500; purchased 12/15/10)	6,709,375
		45,857,810
Total Preferred Stock (cost-$83,930,450)		75,292,903
CONVERTIBLE PREFERRED STOCK – 3.5%
Financial Services – 1.0%
14,850	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	15,651,900
Utilities – 2.5%
	PPL Corp.,
201,000	8.75%, 5/1/14	11,050,980
495,000	9.50%, 7/1/13	28,234,800
		39,285,780
Total Convertible Preferred Stock (cost-$46,201,147)		54,937,680

Principal Amount (000s)
SOVEREIGN DEBT OBLIGATIONS – 1.8%
Brazil – 1.8%
BRL 49,560	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17, Ser. F	26,403,513
BRL 2,000	Brazilian Government International Bond, 12.50%, 1/5/22	1,421,185
Total Sovereign Debt Obligations (cost-$25,389,934)		27,824,698
SENIOR LOANS (a) (c) – 1.1%
Financial Services – 1.1%
$20,000	Springleaf Finance Corp., 5.50%, 5/10/17 (cost-$19,908,280)	17,516,660

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 15

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2011 (continued)

Principal Amount (000s)		Value
ASSET-BACKED SECURITIES – 1.1%
$8,300	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	$9,383,135
4,404	GSAA Trust, 6.295%, 6/25/36	2,225,452
6,599	Indymac Residential Asset-Backed Trust, 0.417%, 7/25/37, FRN	3,122,523
2,777	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47, VRN	1,738,018
Total Asset-Backed Securities (cost-$16,024,078)		16,469,128

Shares
MUTUAL FUNDS – 0.0%
6,200	BlackRock MuniYield Quality Fund II, Inc.	80,848
15,481	BlackRock MuniYield Quality Fund III, Inc.	209,613
Total Mutual Funds (cost-$269,800)		290,461

Principal Amount (000s)
U.S. GOVERNMENT AGENCY SECURITIES – 0.0%
$22	Fannie Mae, 8.00%, 7/18/27, CMO (cost-$23,213)	25,888
SHORT-TERM INVESTMENTS – 4.8%
U.S. Treasury Obligations (g) (k) – 3.6%
	U.S. Treasury Bills,
56,118	0.007%-0.05%, 12/1/11-4/12/12 (cost-$56,117,388)	56,117,543
Corporate Notes – 1.2%
Financial Services – 1.2%
	Ally Financial, Inc.,
198	2.21%, 12/15/11, FRN	198,230
1,000	2.61%, 2/15/12, FRN	999,190
260	6.75%, 7/15/12	258,518
672	6.75%, 9/15/12	667,019
135	6.875%, 10/15/12	134,042
3,244	7.00%, 9/15/12	3,225,944
614	7.00%, 10/15/12	610,257
1,970	7.00%, 11/15/12	1,956,953
2,900	7.10%, 9/15/12	2,886,002
142	7.125%, 8/15/12	141,412
6,749	7.25%, 8/15/12 (h)	6,726,558
456	7.50%, 10/15/12	455,081
118	7.75%, 10/15/12	117,974
532	7.875%, 11/15/12	532,256
		18,909,436
Utilities – 0.0%
725	East Coast Power LLC, 7.066%, 3/31/12 (h)	725,522
Total Corporate Notes (cost-$19,588,468)		19,634,958
Total Short-Term Investments (cost-$75,705,856)		75,752,501
Total Investments (cost-$1,561,248,671) – 100.0%		$1,566,059,668

16 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Notes to Schedule of Investments

November 30, 2011 (continued)

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $284,180,003, representing 18.1% of total investments.
(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on November 30, 2011.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.
(f)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(i)	Restricted. The aggregate acquisition cost of such securities is $67,702,225. The aggregate market value is $66,291,851, representing 4.2% of total investments.
(j)	Dividend rate fixed until the first call date and variable thereafter.
(k)	Rates reflect the effective yields at purchase date.

Glossary:
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
BRL	-	Brazilian Real
	£-	British Pound
CMO	-	Collateralized Mortgage Obligation
CP	-	Certificates of Participation
	€-	Euro
FGIC	-	insured by Financial Guaranty Insurance Co.
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on November 30, 2011.
GO	-	General Obligation Bond
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MXN	-	Mexican Peso
NPFGC	-	insured by National Public Finance Guarantee Corp.
VRN	-

Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on November 30, 2011.

See accompanying Notes to Financial Statements. 11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 17

PIMCO Corporate Opportunity Fund Statement of Assets and Liabilities

November 30, 2011

Assets:
Investments, at value (cost-$1,561,248,671)	$1,566,059,668
Cash (including foreign currency at value, of $62,506 with a cost of $63,419)	286,497
Interest and dividend receivable	27,141,971
Unrealized appreciation of forward foreign currency contracts	7,597,882
Swap premiums paid	3,695,959
Unrealized appreciation of OTC swaps	2,365,118
Receivable from broker	1,483,730
Receivable for investments sold	270,005
Prepaid expenses	40,703
Total Assets	1,608,941,533

Liabilities:
Payable for reverse repurchase agreements	230,212,000
Swap premiums received	28,563,816
Unrealized depreciation of OTC swaps	26,481,703
Payable for investments purchased	18,011,881
Dividends payable to common and preferred shareholders	7,822,837
Payable to brokers for cash collateral received	3,360,000
Unrealized depreciation of forward foreign currency contracts	1,120,910
Investment management fees payable	647,780
Interest payable for reverse repurchase agreements	238,206
Accrued expenses and other liabilities	287,242
Total Liabilities	316,746,375
Preferred Shares ($0.00001 par value and $25,000 net asset and liquidation preference per share applicable to an aggregate of 13,000 shares issued and outstanding)	325,000,000
Net Assets Applicable to Common Shareholders	$967,195,158

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share, applicable to 68,000,979 shares issued and outstanding)	$680
Paid-in-capital in excess of par	966,894,060
Undistributed net investment income	31,489,335
Accumulated net realized loss	(18,109,417)
Net unrealized depreciation of investments, swaps and foreign currency transactions	(13,079,500)
Net Assets Applicable to Common Shareholders	$967,195,158
Net Asset Value Per Common Share	$14.22

18 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11 See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Statement of Operations

Year ended November 30, 2011

Investment Income:
Interest (net of foreign withholding tax of $256)	$128,534,255
Dividends	10,219,183
Facility and other fee income	226,740
Total Investment Income	138,980,178

Expenses:
Investment management fees	8,442,257
Interest expense	1,634,742
Auction agent fees and commissions	516,757
Custodian and accounting agent fees	436,555
Shareholder communications	216,732
Trustees’ fees and expenses	158,567
Audit and tax services	118,867
Legal fees	113,864
New York Stock Exchange listing fees	55,543
Insurance expense	37,213
Transfer agent fees	30,117
Miscellaneous	17,201
Total Expenses	11,778,415

Net Investment Income	127,201,763

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	95,009,267
Futures contracts	3,103,436
Swaps	(58,341,068)
Foreign currency transactions	(2,702,894)
Net change in unrealized appreciation/depreciation of:
Investments	(143,232,539)
Futures contracts	737,588
Swaps	(22,146,417)
Foreign currency transactions	(266,590)
Net realized and change in unrealized loss on investments, futures contracts, swaps and foreign currency transactions	(127,839,217)
Net Decrease in Net Assets Resulting from Investment Operations	(637,454)
Dividends on Preferred Shares from Net Investment Operations	(546,539)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(1,183,993)

See accompanying Notes to Financial Statements. 11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 19

PIMCO Corporate Opportunity Fund

Statement of Changes in Net Assets Applicable to Common Shareholders

	Year ended November 30,
	2011	2010
Investment Operations:
Net investment income	$127,201,763	$121,332,731
Net realized gain on investments, futures contracts, swaps and foreign currency transactions	37,068,741	154,847,097
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	(164,907,958)	35,229,167
Net increase (decrease) in net assets resulting from investment operations	(637,454)	311,408,995

Dividends on Preferred Shares from Net Investment Income	(546,539)	(813,166)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(1,183,993)	310,595,829

Dividends to Common Shareholders from Net Investment Income	(140,162,918)	(131,625,769)

Common Share Transactions:
Reinvestment of dividends	9,622,424	8,247,098
Total increase (decrease) in net assets applicable to common shareholders	(131,724,487)	187,217,158

Net Assets Applicable to Common Shareholders:
Beginning of year	1,098,919,645	911,702,487
End of year (including undistributed net investment income of $31,489,335 and $32,201,369, respectively)	$967,195,158	$1,098,919,645

Common Shares Issued in Reinvestment of Dividends	555,631	546,055

20 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11 See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund
Statement of Cash Flows

Year ended November 30, 2011

Decrease in Cash from:

Cash Flows provided by Operating Activities:
Net decrease in net assets resulting from investment operations	$(637,454)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(878,172,592)
Proceeds from sales of long-term investments	915,853,866
Purchases of short-term portfolio investments, net	(31,316,967)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	164,907,958
Net realized gain on investments, futures contracts, swaps, and foreign currency transactions	(37,068,741)
Net amortization on investments	(6,065,869)
Decrease in receivable for investments sold	3,178,294
Increase in interest and dividends receivable	(900,032)
Proceeds from futures contracts transactions	3,749,086
Decrease in deposits with brokers for futures contracts collateral	27,000
Increase in prepaid expenses	(5,031)
Increase in payable for investments purchased	5,510,593
Decrease in payable to brokers for cash collateral received	(3,610,000)
Periodic and termination payments of swaps, net	(39,461,599)
Net cash used for foreign currency transactions	(2,840,754)
Decrease in investment management fees payable	(67,972)
Increase in interest payable for reverse repurchase agreements	180,451
Increase in accrued expenses and other liabilities	23,538
Net cash provided by operating activities*	93,283,775

Cash Flows used for Financing Activities:
Increase in payable for reverse repurchase agreements	15,599,998
Cash dividends paid (excluding reinvestment of dividends of $9,622,424)	(131,031,021)
Net cash used for financing activities	(115,431,023)
Net decrease in cash	(22,147,248)
Cash at beginning of year	22,433,745
Cash at end of year	$286,497

*                 Included in operating expenses is cash paid by the Fund for interest primarily related to participation in reverse repurchase agreement transactions of $1,454,444.

See accompanying Notes to Financial Statements. 11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 21

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

1. Organization and Significant Accounting Policies

PIMCO Corporate Opportunity Fund (the ‘‘Fund’’), was organized as a Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation in a diversified portfolio of U.S. dollar denominated corporate debt obligations of varying maturities and of other income-producing securities. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual periods beginning on or after December 15, 2011. The Fund’s management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Fund’s management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The

22 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

1. Organization and Significant Accounting Policies (continued)

value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended November 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 23

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

1. Organization and Significant Accounting Policies (continued)

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

24 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at November 30, 2011 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(a) and 5(b) for more detail information on Investment in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 11/30/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$15,512,829	$23,633,504	$39,146,333
Transportation	–	–	1,279,120	1,279,120
Utilities	–	18,787,324	2,541,000	21,328,324
All Other	–	745,325,902	–	745,325,902
Municipal Bonds	–	294,548,680	–	294,548,680
Mortgage-Backed Securities	–	195,341,017	980,373	196,321,390
Preferred Stock:
Banking	–	29,435,093	–	29,435,093
Financial Services	$14,631,900	31,225,910	–	45,857,810
Convertible Preferred Stock	54,937,680	–	–	54,937,680
Sovereign Debt Obligations	–	27,824,698	–	27,824,698
Senior Loans	–	17,516,660	–	17,516,660
Asset-Backed Securities	–	7,085,993	9,383,135	16,469,128
Mutual Funds	290,461	–	–	290,461
U.S. Government Agency Securities	–	25,888	–	25,888
Short-Term Investments	–	75,752,501	–	75,752,501
Total Investments in Securities – Assets	$69,860,041	$1,458,382,495	$37,817,132	$1,566,059,668
Other Financial Instruments* – Assets
Credit Contracts	–	$2,365,118	–	$2,365,118
Foreign Exchange Contracts	–	7,597,882	–	7,597,882
Total Other Financial Instruments* – Assets	–	$9,963,000	–	$9,963,000
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(26,481,703)	–	$(26,481,703)
Foreign Exchange Contracts	–	(1,120,910)	–	(1,120,910)
Total Other Financial Instruments* – Liabilities	–	$(27,602,613)	–	$(27,602,613)
Total Investments	$69,860,041	$1,440,742,882	$37,817,132	$1,548,420,055

*      Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the year ended November 30, 2011.

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 25

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended November 30, 2011, was as follows:

	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 11/30/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$47,586,752	$(21,391,355)	$(145,206)	$350,121	$(2,766,808)	–	–	$23,633,504
Financial Services	15,053,870	–	1,617	–	(3,891,647)	–	$(11,163,840)	–
Transportation	1,315,672	(42,405)	(4,053)	(418)	10,324	–	–	1,279,120
Utilities	3,927,000	–	55,428	–	(1,441,428)	–	–	2,541,000
Mortgage-Backed Securities	4,838,221	(4,297,791)	184,792	1,228,341	(973,190)	–	–	980,373
Asset-Backed Securities	–	–	–	–	–	$9,383,135	–	9,383,135
Total Investments	$72,721,515	$(25,731,551)	$92,578	$1,578,044	$(9,062,749)	$9,383,135	$(11,163,840)	$37,817,132

** Transferred into Level 3 from Level 2 because sufficient observable inputs were not available.

*** Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at November 30, 2011, was $(2,419,112). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income for the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at November 30, 2011. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences

26 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

1. Organization and Significant Accounting Policies (continued)

are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 27

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

1. Organization and Significant Accounting Policies (continued)

(j) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(m) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as incurred.

(n) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

28 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

2. Principal Risks (continued)

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

2. Principal Risks (continued)

Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment return, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by an independent broker quote.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Fund uses futures contracts to manage its exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

3. Financial Derivative Instruments (continued)

transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts. There were no open futures transactions at November 30, 2011.

(b) Option Transactions

The Fund purchases put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of its investment strategy. The risk associated with purchasing an option includes the risk that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options is decreased by the premiums paid.

The Fund writes (sells) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written put option could result in the Fund purchasing a security at a price different from its current market value. There were no option transactions during the year ended November 30, 2011.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

3. Financial Derivative Instruments (continued)

seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

3. Financial Derivative Instruments (continued)

indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2011 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets. There were no open Interest rate swaps transactions at November 30, 2011.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

3. Financial Derivative Instruments (continued)

The following is a summary of the fair valuation of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities at November 30, 2011:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps	$2,365,118	–	$2,365,118
Unrealized appreciation of forward foreign currency contracts	–	$7,597,882	7,597,882
Total asset derivatives	$2,365,118	$7,597,882	$9,963,000
Liability derivatives:
Unrealized depreciation of swaps	$(26,481,703)	–	$(26,481,703)
Unrealized depreciation of forward foreign currency contracts	–	$(1,120,910)	(1,120,910)
Total liability derivatives	$(26,481,703)	$(1,120,910)	$(27,602,613)

The effect of derivatives on the Statement of Operations for the year ended November 30, 2011:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$3,103,436	–	–	$3,103,436
Swaps	(70,902,023)	$12,560,955	–	(58,341,068)
Foreign currency transactions (forward foreign currency contracts)	–	–	$(4,611,654)	(4,611,654)
Total net realized gain (loss)	$(67,798,587)	$12,560,955	$(4,611,654)	$(59,849,286)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$737,588	–	–	$737,588
Swaps	155,316	$(22,301,733)	–	(22,146,417)
Foreign currency transactions (forward foreign currency contracts)	–	–	$(128,730)	(128,730)
Total net change in unrealized appreciation/depreciation	$892,904	$(22,301,733)	$(128,730)	$(21,537,559)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended November 30, 2011:

Futures Contracts (1)	Forward Foreign Currency Contracts (2)		Credit Default Swap Agreements (3)	Interest Rate Swap
Long	Purchased	Sold	Sell	Agreements (3)
997	$66,703,986	$311,363,723	$863,505 €6,000	$121,920 BRL 10,782

(1)  Number of contracts

(2)  U.S. $ value on origination date

(3)  Notional amount (in thousands per currency)

BRL—Brazilian Real

€—Euro

At November 30, 2011 there were no open interest rate swaps.

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the ‘‘Agreement’’) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations, for the year ended November 30, 2011, were $742,119,766 and $773,468,455, respectively. Purchases and sales of U.S. government obligations were $136,052,826 and $153,010,254, respectively.

(a) OTC Credit default swap agreements:

Sell protection swap agreements outstanding at November 30, 2011:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread *	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Brazilian Government International Bond	$1,000	1.47%	12/20/15	1.00%	$(16,326)	$(7,664)	$(8,662)
Brazilian Government International Bond	50,000	1.87%	6/20/21	1.00%	(3,430,884)	(2,039,882)	(1,391,002)
SLM	375	5.34%	12/20/13	5.00%	1,354	(52,500)	53,854
Barclays Bank:
Brazilian Government
International Bond	39,600	1.47%	12/20/15	1.00%	(646,504)	(293,737)	(352,767)
Republic of Indonesia	30,000	2.10%	12/20/15	1.00%	(1,193,188)	(581,570)	(611,618)
SLM	6,000	5.34%	12/20/13	5.00%	21,658	(750,000)	771,658
BNP Paribas:
Bank of Scotland	3,500	2.01%	6/20/13	2.65%	52,879	–	52,879
Royal Bank of Scotland	3,500	3.29%	6/20/13	1.50%	(83,488)	–	(83,488)
Citigroup:
China Government Bond	50,000	1.41%	6/20/16	1.00%	(780,655)	672,877	(1,453,532)
MBIA Insurance Corp.	4,000	15.77%	3/20/12	5.00%	(87,799)	(210,000)	122,201
Mexico Government International Bond	20,000	1.45%	12/20/15	1.00%	(315,280)	(19,820)	(295,460)
Republic of Italy	50,000	4.77%	3/20/16	1.00%	(6,698,312)	(1,643,726)	(5,054,586)
Spain Government Bond	39,400	3.97%	6/20/16	1.00%	(4,498,874)	(2,352,812)	(2,146,062)
Credit Suisse First Boston:
Egypt Government International Bond	4,750	5.07%	3/20/16	1.00%	(715,243)	(565,392)	(149,851)
Republic of Indonesia	12,000	2.10%	12/20/15	1.00%	(477,275)	(249,756)	(227,519)
Republic of South Africa	8,000	1.80%	12/20/15	1.00%	(232,699)	(74,433)	(158,266)

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

5. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread *	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank:
Brazilian Government International Bond	$50,000	1.52%	3/20/16	1.00%	$(971,766)	$(448,936)	$(522,830)
Egypt Government International Bond	5,000	5.07%	3/20/16	1.00%	(752,887)	(603,027)	(149,860)
General Electric	10,000	2.29%	12/20/15	1.00%	(466,114)	(421,877)	(44,237)
General Electric	32,000	2.36%	9/20/16	1.00%	(1,844,820)	(2,238,018)	393,198
General Electric	18,000	2.36%	9/20/16	5.00%	2,255,073	2,016,678	238,395
Mexico Government International Bond	50,000	1.86%	6/20/21	1.00%	(3,370,683)	(1,409,137)	(1,961,546)
SLM	3,000	5.34%	12/20/13	5.00%	10,829	(390,000)	400,829
Spain Government Bond	20,000	3.97%	6/20/16	1.00%	(2,283,692)	(1,172,316)	(1,111,376)
Goldman Sachs:
MBIA Insurance Corp.	1,000	15.77%	3/20/12	5.00%	(21,950)	(55,000)	33,050
HSBC Bank:
Brazilian Government International Bond	50,000	1.52%	3/20/16	1.00%	(971,766)	(448,936)	(522,830)
Credit Agricole	€10,000	5.66%	6/20/16	3.00%	(1,283,669)	319,177	(1,602,846)
Mexico Government International Bond	$8,000	1.45%	12/20/15	1.00%	(126,112)	(102,364)	(23,748)
Russian Government International Bond	25,000	2.33%	3/20/16	1.00%	(1,295,942)	(515,162)	(780,780)
JPMorgan Chase:
Berkshire Hathaway	35,000	1.72%	12/20/15	1.00%	(899,196)	(1,081,114)	181,918
Merrill Lynch & Co.	10,000	4.96%	9/20/16	1.00%	(1,524,258)	(1,447,258)	(77,000)
Republic of Indonesia	25,000	2.21%	6/20/16	1.00%	(1,229,446)	(459,878)	(769,568)
Republic of South Africa	25,000	1.80%	12/20/15	1.00%	(727,183)	(244,762)	(482,421)
Morgan Stanley:
Egypt Government International Bond	6,200	5.07%	3/20/16	1.00%	(933,580)	(737,985)	(195,595)
Egypt Government International Bond	25,000	5.12%	6/20/16	1.00%	(3,990,512)	(2,380,107)	(1,610,405)
Merrill Lynch & Co.	5,000	4.96%	9/20/16	1.00%	(762,129)	(741,653)	(20,476)
Russian Government International Bond	25,000	2.33%	3/20/16	1.00%	(1,295,942)	(526,697)	(769,245)
Royal Bank of Scotland:
France Government Bond	40,000	1.85%	12/20/15	0.25%	(2,427,136)	(1,042,352)	(1,384,784)
UBS:
MBIA Insurance Corp.	5,700	15.77%	3/20/12	5.00%	(125,114)	(242,250)	117,136
MetLife	50,000	3.25%	12/20/15	1.00%	(4,030,329)	(3,013,695)	(1,016,634)
Republic of South Korea	58,000	1.41%	12/20/15	1.00%	(815,482)	687,227	(1,502,709)
					$(48,984,442)	$(24,867,857)	$(24,116,585)

€—Euro

*  Unaudited.

36 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

5. Investments in Securities (continued)

(1)  This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)  The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at November 30, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Forward foreign currency contracts outstanding at November 30, 2011:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2011	Unrealized Appreciation (Depreciation)
Purchased:
983,000 British Pound settling 12/8/11	Barclays Bank	$1,551,826	$1,542,145	$(9,681)
1,042,000 British Pound settling 12/8/11	Deutsche Bank	1,630,297	1,634,704	4,407
4,000,000 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	617,379	627,271	9,892
12,975,912 Chinese Yuan Renminbi settling 2/13/12	JPMorgan Chase	1,992,248	2,034,853	42,605
4,961,000 Euro settling 1/17/12	Barclays Bank	6,705,139	6,669,083	(36,056)
40,088,000 Euro settling 12/2/11	Credit Suisse First Boston	53,537,524	53,866,226	328,702
1,066,000 Euro settling 1/17/12	Morgan Stanley	1,485,716	1,433,026	(52,690)
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	100,215	87,189	(13,026)
4,560,250 South African Rand settling 1/26/12	JPMorgan Chase	625,249	557,378	(67,871)
Sold:
45,308,346 Brazilian Real settling 1/4/12	UBS	24,258,899	24,870,781	(611,882)
27,598,000 British Pound settling 12/8/11	Citigroup	44,115,679	43,296,138	819,541
55,196,000 British Pound settling 12/8/11	Royal Bank of Canada	88,519,481	86,592,277	1,927,204
6,000 British Pound settling 12/8/11	UBS	9,307	9,413	(106)
16,416,307 Chinese Yuan Renminbi settling 6/1/12	Citigroup	2,578,748	2,577,934	814
24,032,000 Euro settling 1/17/12	Barclays Bank	33,012,923	32,306,270	706,653
40,088,000 Euro settling 12/2/11	Citigroup	56,826,985	53,866,227	2,960,758
40,088,000 Euro settling 1/4/12	Credit Suisse First Boston	53,554,361	53,883,959	(329,598)
17,206,000 Euro settling 1/17/12	Deutsche Bank	23,734,903	23,130,063	604,840
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	91,554	87,189	4,365
87,073,458 Mexican Peso settling 3/15/12	HSBC Bank	6,436,170	6,334,637	101,533
13,371,000 Mexican Peso settling 3/15/12	Morgan Stanley	1,000,000	972,747	27,253
20,018,100 Mexican Peso settling 3/15/12	UBS	1,500,000	1,456,326	43,674

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 37

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

5. Investments in Securities (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2011	Unrealized Appreciation (Depreciation)
4,160,559 South African Rand settling 1/26/12	Goldman Sachs	$523,295	$508,526	$14,769
399,691 South African Rand settling 1/26/12	JPMorgan Chase	49,724	48,852	872
				$6,476,972

At November 30, 2011, the Fund held $3,360,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(c) Open reverse repurchase agreements at November 30, 2011:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Bank	0.45%	11/28/11	12/19/11	$27,338,025	$27,337,000
	0.45%	11/29/11	12/16/11	4,272,107	4,272,000
	0.753%	8/24/11	2/24/12	20,666,707	20,624,000
	0.753%	8/26/11	2/24/12	1,096,219	1,094,000
	0.7643%	8/24/11	2/14/12	27,642,979	27,585,000
	0.80%	11/29/11	2/27/12	12,288,546	12,288,000
	1.053%	8/24/11	12/13/11	5,637,277	5,621,000
	1.053%	8/24/11	2/17/12	22,492,946	22,428,000
	1.053%	8/24/11	2/24/12	5,702,465	5,686,000
Credit Suisse First Boston	0.80%	11/23/11	2/17/12	1,078,192	1,078,000
	1.10%	11/16/11	2/16/12	9,551,376	9,547,000
Deutsche Bank	0.40%	11/9/11	12/7/11	7,486,830	7,485,000
	0.43%	11/25/11	12/20/11	470,034	470,000
	0.44%	11/25/11	12/20/11	7,228,530	7,228,000
	0.65%	11/10/11	2/8/12	1,069,405	1,069,000
	0.65%	11/14/11	2/16/12	2,788,856	2,788,000
	0.65%	11/16/11	2/17/12	6,036,634	6,035,000
	0.68%	11/23/11	2/23/12	2,891,437	2,891,000
	0.80%	11/15/11	2/17/12	406,144	406,000
	0.85%	11/29/11	2/27/12	24,000,133	23,999,000
Greenwich Capital Markets	0.65%	11/9/11	2/8/12	3,001,192	3,000,000
	0.65%	11/23/11	2/23/12	5,489,793	5,489,000
Royal Bank of Canada	0.669%	8/29/11	12/2/11	12,301,451	12,280,000
	0.856%	11/29/11	2/27/12	19,512,928	19,512,000
					$230,212,000

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2011 was $288,339,492 at a weighted average interest rate of 0.56%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at November 30, 2011 was $242,249,184.

At November 30, 2011, the Fund held $532,943 in principal value of U.S. Treasury Bills as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

38 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

6. Income Tax Information

For the year ended November 30, 2011, the tax character of dividends paid of $140,709,457 was entirely comprised of ordinary income.

For the year ended November 30, 2010, the tax character of dividends paid of $132,438,935 was entirely comprised of ordinary income.

At November 30, 2011, the tax character of distributable earnings of $44,487,820 was comprised entirely of ordinary income.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term capital losses.

For the year ended November 30, 2011, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, consent payments, foreign curency transactions and paydowns. These adjustments were to increase undistributed net investment income by $12,795,660, increase accumulated net realized loss by $12,793,567 and decrease paid-in-capital by $2,093.

At November 30, 2011, the Fund had capital loss carryforwards of $10,181,346, which will expire in 2017, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the year ended November 30, 2011, the Fund utilized $26,171,169 of available capital loss carryforwards.

The cost basis of portfolio securities for federal income tax purposes is $1,561,283,830. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $106,452,549; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $101,676,711; and net unrealized appreciation for federal income tax purposes is $4,775,838. The difference between book and tax appreciation is primarily attributable to wash sale loss deferrals.

7. Auction-Rate Preferred Shares

The Fund has issued 2,600 shares of Preferred Shares Series M, 2,600 shares of Preferred Shares Series T, 2,600 shares of Preferred Shares Series W, 2,600 shares of Preferred Shares Series TH and 2,600 shares of Preferred Shares Series F outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or default procedures in the event of auction failure). Distributions of net realized capital gains, if any, are paid annually.

For the year ended November 30, 2011, the annualized dividend rates ranged from:

	High	Low	At November 30, 2011
Series M	0.347%	0.060%	0.100%
Series T	0.347%	0.045%	0.240%
Series W	0.330%	0.045%	0.120%
Series TH	0.330%	0.045%	0.060%
Series F	0.330%	0.060%	0.120%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference value plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 39

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2011

7. Auction-Rate Preferred Shares (continued)

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7 day “AA” Composite Commercial Paper Rate multiplied by a minimum of 200%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On September 12, 2011, Moody’s Investor Service downgraded its ratings of each series of Corporate Opportunity’s Preferred Shares from Aaa to A2.

See Note 8. Legal Proceedings, for a discussion of shareholder demand letters received by the Fund and certain other closed-end funds managed by the Investment Manager.

8. Legal Proceedings

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including the Fund and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation in August 2010, the independent trustees of the Fund rejected the demands made in the demand letters.

The Investment Manager and the Sub-Adviser believe that this matter is not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

9. Subsequent Events

On December 1, 2011, a dividend of $0.115 per share was declared to common shareholders, payable January 3, 2012 to shareholders of record on December 12, 2011.

On December 20, 2011, a special income dividend of $0.69 per share was declared to common shareholders payable January 20, 2012 to shareholders of record on December 30, 2011.

Paul Belica retired from the Fund’s Board of Trustees on December 31, 2011.

Effective December 31, 2011, Allianz Global Investors of America LP changed its name to Allianz Asset Management of America LP.

On January 3, 2012, a dividend of $0.115 per share was declared to common shareholders, payable February 1, 2012 to shareholders of record on January 13, 2012.

Effective February 1, 2012, the Fund will change its name to PIMCO Corporate & Income Opportunity Fund and rescind its non-fundamental investment policy to, under normal market conditions, invest at least 80% of its total assets in a portfolio of U.S. dollar-denominated corporate debt obligations of varying maturities and other corporate income-producing securities. The Fund will replace this policy with a new non-fundamental policy to, under normal market conditions, invest at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis. In addition, the Fund will observe an investment guideline of normally investing at least 25% of its total assets in corporate debt obligations and other corporate income-producing securities. The Fund will remain subject to its current investment limit to invest up to 25% of its total assets (measured at the time of investment) in non-U.S. dollar denominated securities. The New York Stock Exchange ticker symbol for the Fund (PTY) will remain the same.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

40 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended November 30,
	2011	2010	2009	2008		2007
Net asset value, beginning of year	$16.29	$13.63	$8.54	$14.34		$15.62
Investment Operations:
Net investment income	1.88	1.80	1.64	1.40		1.50
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(1.87)	2.83	4.85	(5.52)		(0.64)
Total from investment operations	0.01	4.63	6.49	(4.12)		0.86
Dividends and Distributions on Preferred Shares from Net Investment Income	(0.01)	(0.01)	(0.02)	(0.30)		(0.45)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	–	4.62	6.47	(4.42)		0.41
Dividends and Distributions to Common Shareholders from:
Net investment income	(2.07)	(1.96)	(1.38)	(1.38)		(1.32)
Net realized gains	–	–	–	–		(0.31)
Return of capital	–	–	–	–		(0.06)
Total dividends and distributions to common shareholders	(2.07)	(1.96)	(1.38)	(1.38)		(1.69)
Net asset value, end of year	$14.22	$16.29	$13.63	$8.54		$14.34
Market price, end of year	$16.78	$17.30	$14.00	$7.55		$13.89
Total Investment Return (1)	9.24%	40.36%	111.56%	(39.06)%		(8.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$967,195	$1,098,920	$911,702	$566,927		$946,896
Ratio of expenses to average net assets including interest expense (2)(4)	1.09%	1.02%	1.32%	1.39	%(3)	1.28	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)	0.94%	0.93%	1.23%	1.30	%(3)	1.19	%(3)
Ratio of net investment income to average net assets (2)	11.76%	11.98%	16.16%	11.08%		10.15%
Preferred shares asset coverage per share	$99,399	$109,530	$95,129	$50,082		$66,880
Portfolio turnover	53%	70%	80%	130%		38%

(1)   Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Income dividends, capital gains and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)   Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)   Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(n) in Notes to Financial Statements).

(4)   Interest expense primarily relates to the participation in reverse repurchase agreement transactions.

See accompanying Notes to Financial Statements. | 11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 41

PIMCO Corporate Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Corporate Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate Opportunity Fund (the “Fund”) at November 30, 2011, the results of its operations and of cash flows for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years for the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 26, 2012

42 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund

Tax Information/Annual Shareholder Meeting Results/Changes to Board of Trustees/Changes in Investment Policy (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended November 30, 2011 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 7% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Fund designates 7% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar 2011. The amount that will be reported will be the amount to use on the shareholder’s 2011 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended November 30, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 14, 2011. Common and/or Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Bradford K. Gallagher – Class II to serve until 2014	60,666,996	1,378,481
Re-election of James A. Jacobson* – Class II to serve until 2014	5,084	220
Election of Alan Rappaport* – Class I to serve until 2013	5,086	218

The other members to the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, Hans W. Kertess, John C. Maney† and William B. Ogden, IV continued to serve as Trustees of the Fund.

*  Preferred Shares Trustee

†  Interested Trustee

Changes to Board of Trustees:

Effective June 14, 2011, the Board of Trustees appointed Deborah A. Zoullas as a Class III Trustee to serve until 2012.

Changes in Investment Policy:

Effective April 20, 2011, the Fund’s duration guidelines were expanded such that, under normal market conditions, the Fund will maintain an average portfolio duration of between zero and eight years. Previously, the Fund observed intermediate average portfolio duration ranges — normally between four and eight years.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest — i.e., the prices of debt obligations typically fall when market interest rates rise. Please see “Note 2. Principal Risks” in the Notes to Financial Statements for additional discussion of interest rate risk.

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 43

PIMCO Corporate Opportunity Fund

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements/Proxy Voting Policies & Procedures (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 14-15, 2011 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2011.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Morningstar Associates LLC (“Morningstar”) on the net return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Morningstar and the performance of an applicable benchmark index, (ii) information provided by Morningstar on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Morningstar, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser including institutional and separate accounts and other clients, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the

44 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements/Proxy Voting Policies & Procedures (unaudited) (continued)

Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Morningstar, the Trustees also reviewed the Fund’s net return investment performance as well as the performance of comparable funds identified by Morningstar. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total net expense ratio as a percentage of average net assets attributable to common and preferred shares and the management fee and total net expense ratios of comparable funds identified by Morningstar.

The Trustees specifically took note of how the Fund compared to its Morningstar peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Morningstar categories were separately charged such a fee by their investment managers, so that the total net expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total net expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Trustees noted that the expense group for the Fund provided by Morningstar consisted of a total of fourteen closed-end funds, including the Fund but not including the peer Funds managed by the Investment Manager. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $51.42 million to $2,110.07 million, and that two of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked second out of fourteen funds in the expense peer group for total net expense ratio based on common share assets and in the expense peer group for the total net expense ratio based on common share and leveraged assets combined and fifth out of fourteen funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked fourteen having the highest fees/expenses in the peer group).

With respect to performance (based on net asset value), the Trustees also noted that the Fund outperformed its benchmark and had first quartile performance for the one-year, three-year and five-year periods ended February 28, 2011.

Subsequent to the date of the June 2011 contract review meeting, it was discovered that there were certain inaccuracies in the information provided by Morningstar with respect to the performance and/or expense figures shown for the Fund and its related rankings among peer group funds. In consultation with the Investment Manager, Morningstar produced a revised version of the information correcting the identified inaccuracies, which was provided to the Trustees for their consideration at a meeting held on December 13-14, 2011.

After considering the revised Morningstar information, and taking into account the other information and factors considered as part of the contract review meeting, the Trustees, including the Independent Trustees, determined at their December 2011 meeting that the revised Morningstar information, if it had been considered at the time of the June 2011 contract review meeting, would not have changed their determination to approve the continuance of the Fund’s Advisory Agreement and Sub-Advisory Agreement for a one-year period commencing July 1, 2011 as specified above.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund is generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 45

PIMCO Corporate Opportunity Fund

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements/Proxy Voting Policies & Procedures (unaudited) (continued)

Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end fund offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Fund’s net assets, including assets attributable to preferred shares outstanding). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and determined that the Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

46 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 47

PIMCO Corporate Opportunity Fund Dividend Reinvestment Plan (unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.bnymellon.com/shareowner/equityaccess, by calling (800) 254-5197, by writing to the Plan Agent, BNY Mellon Investment Servicing (US) Inc., at P.O. Box 358035, Pittsburgh, PA 15252-8035, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least ten (10) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

If your common shares are held through a broker, bank or other nominee (together, a “nominee”) and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the

48 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Dividend Reinvestment Plan (unaudited) (continued)

Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct charge to participate in the Plan; however, the Fund reserve the right to amend the Plan to include a service charge payable to the participants. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone number: (800) 254-5197; web site: www.bnymellon.com/shareowner/ equityaccess.

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 49

PIMCO Corporate Opportunity Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with the Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2007

Trustee since: 2003

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.

Trustee/Director of 58 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica

Date of Birth: 9/27/21

Trustee since: 2002

Term of office: Not expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Bradford K. Gallagher

Date of Birth: 2/28/44

Trustee since: 2010

Term of office: Expected to stand for re-election at 2014 annual meeting of shareholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); and Director, Shielding Technology Inc. (since 2006); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Date of Birth: 2/3/45

Trustee since: 2009

Term of office: Expected to stand for re-election at 2014 annual meeting of shareholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Date of Birth: 1/11/45

Trustee since: 2006

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders

Trustee/Director of 58 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

50 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

PIMCO Corporate Opportunity Fund Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with the Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Date of Birth: 3/13/53

Trustee since: 2010

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.

Trustee/Director of 53 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008), Trustee, American Museum of Natural History (since 2005) and Trustee, New York University Langone Medical Center (since 2007).

Deborah A. Zoullas

Date of Birth: 11/13/52

Director since: 2011

Term of office: Expected to stand for election at 2012 annual meeting of shareholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

John C. Maney†

Date of Birth: 8/3/59

Trustee since: 2006

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 80 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board, Managing Director and Chief Executive Officer, Allianz Global Investors Fund Management LLC; Management Board and Managing Director, Allianz Asset Management of America L.P. since January 2005 and also Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006.

†      Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Fund’s Investment Manager and various affiliated entities.

11.30.11 | PIMCO Corporate Opportunity Fund Annual Report 51

PIMCO Corporate Opportunity Fund Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2007

Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2007

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2007

Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President, Allianz Asset Management of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Vice President of Allianz Asset Management of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

52 PIMCO Corporate Opportunity Fund Annual Report | 11.30.11

Trustees

Hans W. Kertess
Chairman of the Board of Trustees

Paul Belica

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Deborah A. Zoullas

Fund Officers

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go www.allianzinvestors.com/edelivery.

ASI-2011-12-12-2386

AZ610AR_113011

ITEM 2. CODE OF ETHICS

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)     During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)     During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, and James A. Jacobson members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.  Effective December 31, 2011, Paul Belica retired from the Fund’s Board.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)      Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74, 000 in 2010 and $76,590 in 2011.

b)      Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $12,000 in 2010 and $12,000 in 2011. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)      Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,700 in 2010 and $15, 000 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)      All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)      1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Corporate Opportunity Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)    The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)    Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)    Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)   2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)    Not applicable

g)   Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $4,416,682 and the 2012 Reporting Period was $6,014,865.

h)   Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. Zoullas.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO CORPORATE OPPORTUNITY FUND

(the “Trust”)

PROXY VOTING POLICY

1.             It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.             The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.             The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.             This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting polices of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.             It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.             AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.             The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.             Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-

adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.  The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of February 3, 2012, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Corporate Opportunity Fund (“PTY” or the “Fund”):

William H. Gross, CFA
Mr. Gross has been the portfolio manager for the Fund since December 2009.  Mr. Gross founded Pacific Investment Management Company LLC (``PIMCO’’) more than 39 years ago and is a managing director and co-Chief Investment Officer of the company. He has 42 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of November 30, 2011, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
William H. Gross, CFA	PTY	42	353,761.76	32	37,710.58	*	69	36,702.32	**

*Of these Other Pooled Investment Vehicles, 7 accounts totaling $3,126.58 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 18 accounts totaling $8,609.35 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a) (3)

As of November 30, 2011, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation — Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Asset Management, and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon Allianz Asset Management’s profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of November 30, 2011.

PIMCO Corporate Opportunity Fund
Portfolio Manager	Dollar Range of Equity Securities in the Fund
William H. Gross, CFA	over $1,000,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Corporate Opportunity Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	February 3, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	February 3, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	February 3, 2012